UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 7, 2007


                            IRIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-11181                    94-2579751
(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)             Identification No.)


                                9172 ETON AVENUE
                              CHATSWORTH, CA 91311
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 709-1244
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS.

     AMENDMENT TO EMPLOYMENT AGREEMENT WITH CESAR M. GARCIA

         On November 14, 2007, IRIS International, Inc. (the "Company") and Mr. Cesar M. Garcia, Chief Executive Officer of the Company, amended Mr. Garcia's employment agreement (the "Garcia Amendment"). The Garcia Amendment revised
Section 3.7 of Mr. Garcia's employment agreement governing the timing of receipt by Mr. Garcia of payments upon his termination without cause, or for good reason, to avoid adverse tax consequences under Section 409A of the Internal Revenue Code of 1986, as amended ("IRC"). The Garcia Amendment also added a form of release to be delivered by Mr. Garcia upon such termination as a condition to receiving severance. All other provisions of Mr. Garcia's employment agreement were unchanged. A copy of the Garcia Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by this reference.

     EMPLOYMENT AGREEMENT WITH ROBERT MELLO

         Effective November 7, 2007, IRIS International, Inc. entered into an employment agreement with Robert Mello, Corporate Vice President and President of Statspin Inc. (dba IRIS Sample Processing), a subsidiary of the Company. Under the terms of the employment agreement, we can terminate Mr. Mello's employment at any time with or without cause, upon written notice. Mr. Mello has been employed by the Company since April 2000 and has been serving in his current role since joining the Company. Under the employment agreement, Mr. Mello will receive the following compensation:

         o        Base  salary  of  $225,000   per  annum,   subject  to  upward
                  adjustment.

         o Based on performance, Mr. Mello will be eligible for option and/or equity awards as determined by the Chief Executive Officer and Compensation Committee of our Board of Directors.

         The employment agreement also contains certain payment provisions upon a termination without cause by the Company. A copy of the Employment Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by this reference.

     EMPLOYMENT AGREEMENT WITH JOHN YI

         Effective November 7, 2007, IRIS International, Inc. entered into an employment agreement with John Yi, Corporate Vice President of Operations of the Company. Under the terms of the employment agreement, we can terminate Mr. Yi's employment at any time with or without cause, upon written notice. Mr. Yi has been employed by the Company since September 2003 and has been serving in his current role since joining the Company. Under the employment agreement, Mr. Yi will receive the following compensation:

         o        Base  salary  of  $210,000   per  annum,   subject  to  upward
                  adjustment.

         o Based on performance, Mr. Yi will be eligible for option and/or equity awards as determined by the Chief Executive Officer and Compensation Committee of our Board of Directors.

         The employment agreement also contains certain payment provisions upon a termination without cause by the Company. A copy of the Employment Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K, and is incorporated herein by this reference.


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


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.1     Second Amendment To Key Employee  Agreement for Cesar
                           M. Garcia, effective November 14, 2007, between IRIS International, Inc. and Cesar M. Garcia.

                  10.2 Key Employee Agreement for Robert Mello, effective November 7, 2007, between IRIS International, Inc. and Robert Mello.

                  10.3     Key  Employee   Agreement  for  John  Yi,   effective
                           November 7, 2007, between IRIS International, Inc. and John Yi.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IRIS INTERNATIONAL, INC.



Date:    November 14, 2007             By:        /S/ CESAR M. GARCIA
                                                -----------------------------
                                                      Cesar M. Garcia
                                                      Chief Executive Officer


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